Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (October 21, 2022)

Interpublic Announces Third Quarter and First Nine Months 2022 Results

• Third quarter revenue before billable expenses ("net revenue") was $2.30 billion, an increase of 1.5% from a year ago, with organic growth of 5.6%
• Third quarter net income was $251.8 million, with adjusted EBITA before restructuring charges of $356.2 million and margin of 15.5% on revenue before billable expenses
• Third quarter diluted EPS was $0.64 as reported and $0.63 as adjusted
• Company upgrades FY-22 performance outlook, despite a more challenging macroeconomic environment, highlighting strength of talent and diverse offerings, delivered through an integrated and flexible business model

Philippe Krakowsky, CEO of IPG:

“Third quarter performance was highlighted by solid revenue growth in all world regions, and driven by contributions from across our portfolio, whether viewed by segments, agencies or marketing disciplines. For the quarter, organic growth was 5.6%, on top of 15.0% a year ago, which brings our three-year growth stack to 16.9%.

“Embedding digital across the portfolio and adding a layer of data and tech to our offerings have been important parts of our playbook, as has our commitment to strong agency brands and industry-leading talent. Our people are delivering marketing and media solutions that bring together creativity, technology and data in ways that drive growth for our clients and as we look to the future, an important area of focus will continue to be commerce and business transformation work.

“Despite heightened macroeconomic and geopolitical uncertainty, we are upgrading our expectation for organic growth for the full year to 7%. With growth at that level, we expect to achieve adjusted EBITA margin of 16.6%. As we further evolve our offerings and align our portfolio in the service of clients, we see significant opportunity to keep creating value for all of our stakeholders.”

Summary

Revenue
•Third quarter 2022 revenue before billable expenses ("net revenue") was $2.30 billion, an increase of 1.5% from the third quarter of 2021.
•Third quarter organic increase of net revenue was 5.6% from the third quarter of 2021, with organic growth in all world regions.
•First nine months 2022 revenue before billable expenses ("net revenue") was $6.90 billion, an increase of 5.2% from the first nine months of 2021.
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

•First nine months organic increase of net revenue was 8.2%, with organic growth in all world regions.

Operating Results
•Operating income in the third quarter of 2022 was $341.8 million compared to $351.5 million in 2021.
•Adjusted EBITA before restructuring charges was $356.2 million in the third quarter of 2022, compared to adjusted EBITA before restructuring charges of $369.5 million for the same period in 2021.
•Our margin of adjusted EBITA before restructuring charges on revenue before billable expenses was 15.5%, compared to 16.3% in the third quarter of 2021. The comparison is mainly due to increased headcount from a year ago required to support our strong 9.1% organic growth over the trailing twelve months, and to the impact of the pandemic on our operating expenses a year ago, when certain expenses were at historically low levels.
•Operating income in the first nine months of 2022 was $936.6 million compared to $978.9 million in 2021. Adjusted EBITA before restructuring charges was $999.9 million in the first nine months of 2022, compared to adjusted EBITA before restructuring charges of $1,041.2 million for the same period in 2021. Our margin of adjusted EBITA before restructuring charges on revenue before billable expenses was 14.5%, compared to 15.9% in 2021.
•Net restructuring charges were $(5.8) million and $0.7 million for the third quarter and first nine months of 2022, respectively. Net restructuring charges were $(3.5) million and $(2.4) million for the third quarter and first nine months of 2021, respectively. Restructuring charges represent adjustments to our 2020 restructuring program, rather than new actions.
•Refer to reconciliations in the appendix within this press release for further detail.

Net Results
•Income tax provision in the third quarter of 2022 was $76.4 million on income before income taxes of $331.4 million.
•Third quarter 2022 net income available to IPG common stockholders was $251.8 million, resulting in earnings of $0.64 per basic share and $0.64 per diluted share compared to earnings of $0.61 per basic share and $0.60 per diluted share for the same period in 2021. Adjusted earnings were $0.63 per diluted share, compared to adjusted earnings of $0.63 per diluted share a year ago. Third quarter 2022 adjusted earnings excludes after-tax amortization of acquired intangibles of $16.0 million, after-tax restructuring credit of $4.0 million and an after-tax gain of $15.2 million on the dispositions of businesses.
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

•Income tax provision in the first nine months of 2022 was $209.2 million on income before income taxes of $856.1 million.
•First nine months 2022 net income available to IPG common stockholders was $640.8 million, resulting in earnings of $1.63 per basic share and $1.62 per diluted share compared to earnings of $1.51 per basic share and $1.49 per diluted share for the same period in 2021. Adjusted earnings were $1.73 per diluted share, compared to adjusted earnings of $1.78 per diluted share a year ago. First nine months 2022 adjusted earnings excludes after-tax amortization of acquired intangibles of $49.9 million, after-tax restructuring charges of $0.9 million and an after-tax gain of $4.6 million on the dispositions of businesses.
•Refer to reconciliations in the appendix within this press release for further detail.

Operating Results

Revenue
Revenue before billable expenses of $2.30 billion in the third quarter of 2022 increased 1.5% compared with the same period in 2021. During the quarter, the effect of foreign currency translation was negative 3.6%, the impact of net dispositions was negative 0.5%, and the resulting organic increase of net revenue was 5.6%.

Revenue before billable expenses of $6.90 billion in the first nine months of 2022 increased 5.2% compared with the same period in 2021. During the first nine months of 2022, the effect of foreign currency translation was negative 2.6%, the impact of net dispositions was negative 0.4%, and the resulting organic increase of net revenue was 8.2%.

Operating Expenses
For the third quarter of 2022, total operating expenses, excluding billable expenses, increased 2.3%, mainly due to expenses related to increased headcount from a year ago required to support our strong 9.1% organic growth over the trailing twelve months, and to the impact of the pandemic on our operating expenses a year ago, when certain expenses were at historically low levels. For the first nine months of 2022, total operating expenses, excluding billable expenses, increased by 6.8%.

Total salaries and related expenses in the third quarter of 2022 were $1.55 billion, an increase of 2.4% from a year ago. The increase was primarily due to an increase in base salaries, benefits and payroll tax, which was driven by hiring to support revenue growth, partially offset by a decrease in performance-based employee compensation expense and temporary help expense. Total salaries and related expenses in the first nine months of 2022 were $4.70 billion, an increase 7.1% from a year ago. The increase was primarily due to an increase in base
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

salaries, benefits and payroll tax, which was driven by hiring to support revenue growth, partially offset by a decrease in performance-based employee compensation expense.

Office and other direct expenses were $327.9 million in the third quarter, an increase of 9.0% from a year ago, due to increased travel and entertainment expenses and client service costs, partially offset by a decrease in occupancy expense. Office and other direct expenses were $1,001.1 million in the first nine months of 2022, an increase of 11.9% from a year ago, due to increases in travel and entertainment expenses, client services costs and professional consulting fees, as well as expenses related to new business development and company meetings and conferences.

Selling, general and administrative expenses were $18.5 million in the third quarter, a decrease of 42.5% from a year ago, due to decreases in performance-based incentive compensation expense. Selling, general and administrative expenses were $57.2 million in the first nine months of 2022, a decrease of 36.3% from a year ago, due to decreases in performance-based incentive compensation expense.

Depreciation and amortization expense decreased by 3.5% during the third quarter of 2022, and decreased by 3.3% during the first nine months of 2022.

Restructuring charges in the third quarter of 2022 were $(5.8) million and were $0.7 million in the first nine months of 2022, consisting of adjustments to the Company's restructuring actions taken during 2020. There were no new restructuring actions taken in the first nine months of 2022.

Non-Operating Results and Tax
Net interest expense decreased by $7.6 million to $27.9 million in the third quarter of 2022 from a year ago, and decreased by $25.9 million to $87.3 million in the first nine months of 2022 from a year ago.

Other income, net was $17.5 million in the third quarter of 2022 and other income, net was $6.8 million in the first nine months of 2022, which primarily relates to a cash gain in the third quarter of 2022 related to the sale of an equity investment, as well as gains on dispositions of businesses and the classification of certain assets as held for sale.

The income tax provision in the third quarter of 2022 was $76.4 million on income before income taxes of $331.4 million. This compares to an income tax provision of $73.9 million for the third quarter of 2021 on income before income taxes of $318.3 million.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

The income tax provision in the first nine months of 2022 was $209.2 million on income before income taxes of $856.1 million. This compares to an income tax provision of $184.4 million for the first nine months of 2021 on income before income taxes of $788.8 million.

Balance Sheet
At September 30, 2022, cash and cash equivalents totaled $1.77 billion, compared to $3.27 billion at December 31, 2021 and $2.49 billion on September 30, 2021. Total debt was $2.96 billion at September 30, 2022, compared to $2.96 billion at December 31, 2021.

Share Repurchase Program
During the first nine months of 2022, the Company repurchased 7.1 million shares of its common stock at an aggregate cost of $221.6 million and an average price of $31.10 per share, including fees.

Common Stock Dividend
During the third quarter of 2022, the Company declared and paid a common stock cash dividend of $0.290 per share, for a total of $113.0 million.

For further information regarding the Company's financial results as well as certain non-GAAP measures including organic revenue before billable expenses change, adjusted EBITA, adjusted EBITA before restructuring charges and adjusted earnings per diluted share, and the reconciliations thereof, please refer to the appendix within this press release and our Investor Presentation filed on Form 8-K herewith and available on our website, www.interpublic.com.

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About Interpublic
Interpublic (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively-driven provider of marketing solutions. Home to some of the world’s best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Huge, Initiative, IPG Health, Jack Morton, Kinesso, MAGNA, Matterkind, McCann, Mediahub, Momentum, MRM, MullenLowe Group, Octagon, R/GA, UM, Weber Shandwick and more. IPG is an S&P 500 company with total revenue of $10.24 billion in 2021.

# # #

Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

◦the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;
◦the impacts of the COVID-19 pandemic, including unanticipated developments like the emergence of new coronavirus variants or any shortfalls in vaccination efforts, and associated mitigation measures such as social distancing efforts and restrictions on businesses, social activities and travel on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties;
◦our ability to attract new clients and retain existing clients;
◦our ability to retain and attract key employees;
◦risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy;
◦potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
◦risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates;
◦developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy;
◦the impact on our operations of general or directed cybersecurity events; and
◦failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-savings initiatives.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

APPENDIX

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2022 AND 2021 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended September 30,
	2022	2021	Fav. (Unfav.) % Variance
Revenue:
Revenue before Billable Expenses	$2,296.2	$2,261.7	1.5%
Billable Expenses	341.5	280.3	21.8%
Total Revenue	2,637.7	2,542.0	3.8%

Operating Expenses:
Salaries and Related Expenses	1,546.8	1,511.2	(2.4)%
Office and Other Direct Expenses	327.9	300.9	(9.0)%
Billable Expenses	341.5	280.3	(21.8)%
Cost of Services	2,216.2	2,092.4	(5.9)%
Selling, General and Administrative Expenses	18.5	32.2	42.5%
Depreciation and Amortization	67.0	69.4	3.5%
Restructuring Charges	(5.8)	(3.5)	65.7%
Total Operating Expenses	2,295.9	2,190.5	(4.8)%
Operating Income	341.8	351.5	(2.8)%

Expenses and Other Income:
Interest Expense	(44.9)	(42.9)
Interest Income	17.0	7.4
Other Income, Net	17.5	2.3
Total (Expenses) and Other Income	(10.4)	(33.2)

Income Before Income Taxes	331.4	318.3
Provision for Income Taxes	76.4	73.9
Income of Consolidated Companies	255.0	244.4
Equity in Net Income of Unconsolidated Affiliates	2.5	0.2
Net Income	257.5	244.6
Net Income Attributable to Non-controlling Interests	(5.7)	(4.7)
Net Income Available to IPG Common Stockholders	$251.8	$239.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.64	$0.61
Diluted	$0.64	$0.60

Weighted-Average Number of Common Shares Outstanding:
Basic	390.6	393.5
Diluted	394.1	399.8

Dividends Declared Per Common Share	$0.290	$0.270
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A1

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS THIRD QUARTER REPORT 2022 AND 2021 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Nine Months Ended September 30,
	2022	2021	Fav. (Unfav.) % Variance
Revenue:
Revenue before Billable Expenses	$6,898.9	$6,559.0	5.2%
Billable Expenses	1,043.0	749.6	39.1%
Total Revenue	7,941.9	7,308.6	8.7%

Operating Expenses:
Salaries and Related Expenses	4,701.4	4,389.2	(7.1)%
Office and Other Direct Expenses	1,001.1	894.8	(11.9)%
Billable Expenses	1,043.0	749.6	(39.1)%
Cost of Services	6,745.5	6,033.6	(11.8)%
Selling, General and Administrative Expenses	57.2	89.8	36.3%
Depreciation and Amortization	201.9	208.7	3.3%
Restructuring Charges	0.7	(2.4)	>(100)%
Total Operating Expenses	7,005.3	6,329.7	(10.7)%
Operating Income	936.6	978.9	(4.3)%

Expenses and Other Income:
Interest Expense	(125.3)	(135.1)
Interest Income	38.0	21.9
Other Income (Expense), Net	6.8	(76.9)
Total (Expenses) and Other Income	(80.5)	(190.1)

Income Before Income Taxes	856.1	788.8
Provision for Income Taxes	209.2	184.4
Income of Consolidated Companies	646.9	604.4
Equity in Net Income of Unconsolidated Affiliates	3.3	0.4
Net Income	650.2	604.8
Net Income Attributable to Non-controlling Interests	(9.4)	(9.9)
Net Income Available to IPG Common Stockholders	$640.8	$594.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$1.63	$1.51
Diluted	$1.62	$1.49

Weighted-Average Number of Common Shares Outstanding:
Basic	392.7	392.8
Diluted	396.2	398.3

Dividends Declared Per Common Share	$0.870	$0.810

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A2

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2022
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[1]	Net Gain on Business Dispositions[2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[3]	$341.8	$(20.2)	$5.8		$356.2

Total (Expenses) and Other Income[4]	(10.4)			$15.1	(25.5)
Income Before Income Taxes	331.4	(20.2)	5.8	15.1	330.7
Provision for Income Taxes	76.4	4.2	(1.8)	0.1	78.9
Equity in Net Income of Unconsolidated Affiliates	2.5				2.5
Net Income Attributable to Non-controlling Interests	(5.7)				(5.7)
Net Income Available to IPG Common Stockholders	$251.8	$(16.0)	$4.0	$15.2	$248.6

Weighted-Average Number of Common Shares Outstanding - Basic	390.6				390.6
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	394.1				394.1

Earnings per Share Available to IPG Common Stockholders[5]:
Basic	$0.64	$(0.04)	$0.01	$0.04	$0.64
Diluted	$0.64	$(0.04)	$0.01	$0.04	$0.63

[1] Restructuring charges of $(5.8) in the third quarter of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

[2] Primarily relates to a cash gain in the third quarter of 2022 related to the sale of an equity investment, as well as gains on dispositions of businesses and the classification of certain assets as held for sale.

[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A5 in the appendix.
[4] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A3

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2022
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[1]	Net Gain on Business Dispositions[2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[3]	$936.6	$(62.6)	$(0.7)		$999.9

Total (Expenses) and Other Income[4]	(80.5)			$4.5	(85.0)
Income Before Income Taxes	856.1	(62.6)	(0.7)	4.5	914.9
Provision for Income Taxes	209.2	12.7	(0.2)	0.1	221.8
Equity in Net Income of Unconsolidated Affiliates	3.3				3.3
Net Income Attributable to Non-controlling Interests	(9.4)				(9.4)
Net Income Available to IPG Common Stockholders	$640.8	$(49.9)	$(0.9)	$4.6	$687.0

Weighted-Average Number of Common Shares Outstanding - Basic	392.7				392.7
Dilutive effect of stock options and restricted shares	3.5				3.5
Weighted-Average Number of Common Shares Outstanding - Diluted	396.2				396.2

Earnings per Share Available to IPG Common Stockholders[5]:
Basic	$1.63	$(0.13)	$0.00	$0.01	$1.75
Diluted	$1.62	$(0.13)	$0.00	$0.01	$1.73

[1] Restructuring charges of $0.7 in the first nine months of 2022 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

[2] Primarily includes a cash gain in the first nine months of 2022 related to the sale of an equity investment, partially offset by a non-cash loss related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity investment, as well as losses on dispositions of businesses and the classification of certain assets as held for sale.

[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A5 in the appendix.
[4] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A4

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions) (UNAUDITED)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Revenue Before Billable Expenses	$2,296.2	$2,261.7	$6,898.9	$6,559.0

Non-GAAP Reconciliation:
Net Income Available to IPG Common Stockholders	$251.8	$239.9	$640.8	$594.9

Add Back:
Provision for Income Taxes	76.4	73.9	209.2	184.4
Subtract:
Total (Expenses) and Other Income	(10.4)	(33.2)	(80.5)	(190.1)
Equity in Net Income of Unconsolidated Affiliates	2.5	0.2	3.3	0.4
Net Income Attributable to Non-controlling Interests	(5.7)	(4.7)	(9.4)	(9.9)
Operating Income	341.8	351.5	936.6	978.9

Add Back:
Amortization of Acquired Intangibles	20.2	21.5	62.6	64.7

Adjusted EBITA	$362.0	$373.0	$999.2	$1,043.6
Adjusted EBITA Margin on Revenue before Billable Expenses %	15.8%	16.5%	14.5%	15.9%

Restructuring Charges[1]	(5.8)	(3.5)	0.7	(2.4)

Adjusted EBITA before Restructuring Charges	$356.2	$369.5	$999.9	$1,041.2
Adjusted EBITA before Restructuring Charges Margin on Revenue before Billable Expenses %	15.5%	16.3%	14.5%	15.9%

[1] Restructuring charges of $(5.8) and $0.7 in the third quarter and first nine months of 2022, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business. Restructuring charges of $(3.5) million and $(2.4) million in the third quarter and first nine months of 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A5

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended September 30, 2021
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[1]	Net Losses on Sales of Businesses[2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[3]	$351.5	$(21.5)	$3.5		$369.5

Total (Expenses) and Other Income[4]	(33.2)			$1.7	(34.9)
Income Before Income Taxes	318.3	(21.5)	3.5	1.7	334.6
Provision for Income Taxes	73.9	4.2	0.0	0.0	78.1
Equity in Net Income of Unconsolidated Affiliates	0.2				0.2
Net Income Attributable to Non-controlling Interests	(4.7)				(4.7)
Net Income Available to IPG Common Stockholders	$239.9	$(17.3)	$3.5	$1.7	$252.0

Weighted-Average Number of Common Shares Outstanding - Basic	393.5				393.5
Dilutive effect of stock options and restricted shares	6.3				6.3
Weighted-Average Number of Common Shares Outstanding - Diluted	399.8				399.8

Earnings per Share Available to IPG Common Stockholders[5]:
Basic	$0.61	$(0.04)	$0.01	$0.00	$0.64
Diluted	$0.60	$(0.04)	$0.01	$0.00	$0.63

[1] Restructuring charges of $(3.5) million in the third quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

[2] Primarily includes a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, partially offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale.

[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A5 in the appendix.
[4] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A6

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Nine Months Ended September 30, 2021
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges[1]	Net Losses on Sales of Businesses[2]	Loss on Early Extinguishment of Debt[3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[4]	$978.9	$(64.7)	$2.4			$1,041.2

Total (Expenses) and Other Income[5]	(190.1)			$(12.5)	$(74.0)	(103.6)
Income Before Income Taxes	788.8	(64.7)	2.4	(12.5)	(74.0)	937.6
Provision for Income Taxes	184.4	12.6	0.3	1.7	18.5	217.5
Equity in Net Income of Unconsolidated Affiliates	0.4					0.4
Net Income Attributable to Non-controlling Interests	(9.9)					(9.9)
Net Income Available to IPG Common Stockholders	$594.9	$(52.1)	$2.7	$(10.8)	$(55.5)	$710.6

Weighted-Average Number of Common Shares Outstanding - Basic	392.8					392.8
Dilutive effect of stock options and restricted shares	5.5					5.5
Weighted-Average Number of Common Shares Outstanding - Diluted	398.3					398.3

Earnings per Share Available to IPG Common Stockholders[6]:
Basic	$1.51	$(0.13)	$0.01	$(0.03)	$(0.14)	$1.81
Diluted	$1.49	$(0.13)	$0.01	$(0.03)	$(0.14)	$1.78

[1] Restructuring charges of $(2.4) million in the first nine months of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

[2] Includes losses on complete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.

[3] Consists of a loss incurred in the first quarter of 2021 related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.

[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A5 in the appendix
[5] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[6] Earnings per share amounts calculated on an unrounded basis.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

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